Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
UNITEDHEALTH GROUP INC
Title of Security:
UNITEDHEALTH GROUP INCORPORATED 3.35% 15 JUL 2022
Date of First Offering:
07/20/2015
Dollar Amount Purchased:
24,969
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.88
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
UNITEDHEALTH GROUP INC
Title of Security:
UNITEDHEALTH GROUP INCORPORATED 4.75% 15 JUL 2045
Date of First Offering:
07/20/2015
Dollar Amount Purchased:
24,897
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
UNITEDHEALTH GROUP INC
Title of Security:
UNITEDHEALTH GROUP INCORPORATED 4.625% 15 JUL 2035
Date of First Offering:
07/20/2015
Dollar Amount Purchased:
99,988
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.99
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
UNITEDHEALTH GROUP INC
Title of Security:
UNITEDHEALTH GROUP INCORPORATED 4.75% 15 JUL 2045
Date of First Offering:
07/20/2015
Dollar Amount Purchased:
199,178
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; Sandler, O’Neill & Partners, L.P.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
CITIZENS FINANCIAL GROUP
Title of Security:
CITIZENS FINANCIAL GROUP INC
Date of First Offering:
07/28/2015
Dollar Amount Purchased:
3,954,236
Number of Shares or Par Value of Bonds Purchased:
152,086
Price Per Unit:
26.00
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; Sandler, O’Neill & Partners, L.P.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
CITIZENS FINANCIAL GROUP
Title of Security:
CITIZENS FINANCIAL GROUP INC
Date of First Offering:
07/28/2015
Dollar Amount Purchased:
4,086,368
Number of Shares or Par Value of Bonds Purchased:
157,168
Price Per Unit:
26.00
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.; Dougherty & Company LLC; Evercore Group, L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co.
Name of Issuer:
Adeptus Health Inc
Title of Security:
ADEPTUS HEALTH INC
Date of First Offering:
07/30/2015
Dollar Amount Purchased:
1,041,390
Number of Shares or Par Value of Bonds Purchased:
9,918
Price Per Unit:
105.00
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:
Axalta Coating Systems Ltd
Title of Security:
AXALTA COATING SYSTEMS LTD.
Date of First Offering:
08/12/2015
Dollar Amount Purchased:
2,147,682
Number of Shares or Par Value of Bonds Purchased:
72,191
Price Per Unit:
29.75
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:
Axalta Coating Systems Ltd
Title of Security:
AXALTA COATING SYSTEMS LTD.
Date of First Offering:
08/12/2015
Dollar Amount Purchased:
310,114
Number of Shares or Par Value of Bonds Purchased:
10,424
Price Per Unit:
29.75
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Keybanc Capital Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Keybanc Capital Markets Inc.; Morgan Stanley & Co. LLC; The Williams Capital Group, L.P.
Name of Issuer:
KEYCORP
Title of Security:
KEYCORP 2.9% 15 SEP 2020
Date of First Offering:
09/08/2015
Dollar Amount Purchased:
399,928
Number of Shares or Par Value of Bonds Purchased:
400,000
Price Per Unit:
99.98
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Evercore Group, L.L.C.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC;  Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
GILEAD SCIENCES INC
Title of Security:
GILEAD SCIENCES INC. 4.75% 01 MAR 2046-45
Date of First Offering:
09/09/2015
Dollar Amount Purchased:
149,381
Number of Shares or Par Value of Bonds Purchased:
150,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; BBVA Securities Inc.; BMO Capital Markets Corp.; C.L. King & Associates, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Scott & Stringfellow, LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
LOWE’S COMPANIES INC
Title of Security:
LOWE’S COMPANIES INC 3.375% 15 SEP 2025-25
Date of First Offering:
09/09/2015
Dollar Amount Purchased:
49,711
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.42
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MARRIOTT INTERNATIONAL
Title of Security:
MARRIOTT INTERNATIONAL, INC. 2.875% 01 MAR 2021-21
Date of First Offering:
09/09/2015
Dollar Amount Purchased:
124,694
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.76
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNP Paribas Securities Corp.; Guzman & Company; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Bank plc; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., L.L.C.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; The Williams Capital Group, L.P.
Name of Issuer:
WALT DISNEY COMPANY/THE
Title of Security:
WALT DISNEY COMPANY (THE) 2.15% 17 SEP 2020
Date of First Offering:
09/14/2015
Dollar Amount Purchased:
99,750
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.75
Resolution Approved:
Approved at the December 17, 2015 Board Meeting.*

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc.; Evercore Group, L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; Stifel, Nicolaus & Company, Inc.
Name of Issuer:
Pure Storage Inc
Title of Security:
PURE STORAGE INC
Date of First Offering:
10/07/2015
Dollar Amount Purchased:
333,982
Number of Shares or Par Value of Bonds Purchased:
19,646
Price Per Unit:
17.00
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:
BHP BILLITON FINANCE
Title of Security:
BHP BILLITON FINANCE (US 6.25% 19 OCT 2075-20 144A
Date of First Offering:
10/14/2015
Dollar Amount Purchased:
250,000
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:
21ST CENTURY FOX AMERICA
Title of Security:
21ST CENTURY FOX AMERICA, 3.7% 15 OCT 2025-25 144A
Date of First Offering:
10/14/2015
Dollar Amount Purchased:
149,642
Number of Shares or Par Value of Bonds Purchased:
150,000
Price Per Unit:
99.76
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Cowen and Company, LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
FIRST DATA CORPORATION
Title of Security:
FIRST DATA CORPORATION
Date of First Offering:
10/15/2015
Dollar Amount Purchased:
7,149,936
Number of Shares or Par Value of Bonds Purchased:
446,871
Price Per Unit:
16.00
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Cowen and Company, LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
FIRST DATA CORPORATION
Title of Security:
FIRST DATA CORPORATION
Date of First Offering:
10/15/2015
Dollar Amount Purchased:
3,528,000
Number of Shares or Par Value of Bonds Purchased:
220,500
Price Per Unit:
16.00
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Cowen and Company, LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
FIRST DATA CORPORATION
Title of Security:
FIRST DATA CORPORATION
Date of First Offering:
10/15/2015
Dollar Amount Purchased:
1,448,656
Number of Shares or Par Value of Bonds Purchased:
90,541
Price Per Unit:
16.00
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
STRYKER CORP
Title of Security:
STRYKER CORPORATION 3.375% 01 NOV 2025-25
Date of First Offering:
10/26/2015
Dollar Amount Purchased:
124,989
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.99
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC
Name of Issuer:
CAPITAL ONE FINANCIAL CO
Title of Security:
CAPITAL ONE FINANCIAL CORPORAT 4.2% 29 OCT 2025-25
Date of First Offering:
10/26/2015
Dollar Amount Purchased:
249,980
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.99
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; Barclays Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Boenning & Scattergood, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Bank plc; Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Standard Chartered Bank; UBS Securities LLC; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
ACE INA HOLDINGS INC
Title of Security:
ACE INA HOLDINGS INC. 2.875% 03 NOV 2022-22
Date of First Offering:
10/27/2015
Dollar Amount Purchased:
124,843
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.87
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; Barclays Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Boenning & Scattergood, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Bank plc; Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Standard Chartered Bank; UBS Securities LLC; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
ACE INA HOLDINGS INC
Title of Security:
ACE INA HOLDINGS INC. 3.35% 03 MAY 2026-26
Date of First Offering:
10/27/2015
Dollar Amount Purchased:
124,616
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.69
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
CastleOak Securities, L.P.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Samuel A. Ramirez & Company, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MICROSOFT CORP
Title of Security:
MICROSOFT CORPORATION 3.125% 03 NOV 2025-25
Date of First Offering:
10/29/2015
Dollar Amount Purchased:
24,994
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
99.97
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
CastleOak Securities, L.P.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Samuel A. Ramirez & Company, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MICROSOFT CORP
Title of Security:
MICROSOFT CORPORATION 3.125% 03 NOV 2025-25
Date of First Offering:
10/29/2015
Dollar Amount Purchased:
199,948
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
99.97
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:
CITIZENS FINANCIAL GROUP
Title of Security:
CITIZENS FINANCIAL GROUP INC
Date of First Offering:
10/29/2015
Dollar Amount Purchased:
2,071,431
Number of Shares or Par Value of Bonds Purchased:
88,146
Price Per Unit:
23.50
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC
Name of Issuer:
T-MOBILE USA INC
Title of Security:
T-MOBILE USA, INC. 6.5% 15 JAN 2026-21
Date of First Offering:
11/02/2015
Dollar Amount Purchased:
50,000
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:
WHOLE FOODS MARKET INC
Title of Security:
WHOLE FOODS MARKET, INC. 5.2% 03 DEC 2025-25 144A
Date of First Offering:
11/30/2015
Dollar Amount Purchased:
99,861
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.86
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SG Americas Securities, LLC; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
PIONEER NATURAL RESOURCE
Title of Security:
PIONEER NATURAL RESOURCES COM 3.45% 15 JAN 2021-20
Date of First Offering:
11/30/2015
Dollar Amount Purchased:
124,688
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.75
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Mizuho Securities USA Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.;
ING Financial Markets LLC; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:
THERMO FISHER SCIENTIFIC
Title of Security:
THERMO FISHER SCIENTIFIC INC. 3.65% 15 DEC 2025-25
Date of First Offering:
11/30/2015
Dollar Amount Purchased:
99,858
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.86
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; Barclays Capital Inc.; Blaylock & Company, Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; Standard Chartered Bank; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; UniCredit Bank AG; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MCDONALD’S CORP
Title of Security:
MCDONALD’S CORPORATION 3.7% 30 JAN 2026-25
Date of First Offering:
12/02/2015
Dollar Amount Purchased:
74,757
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.68
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; Barclays Capital Inc.; Blaylock & Company, Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; Standard Chartered Bank; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; UniCredit Bank AG; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MCDONALD’S CORP
Title of Security:
MCDONALD’S CORPORATION 4.7% 09 DEC 2035-35
Date of First Offering:
12/02/2015
Dollar Amount Purchased:
174,438
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.68
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; CIBC World Markets Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Bank plc; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., L.L.C.; Standard Chartered Bank; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
VISA INC
Title of Security:
VISA INC. 3.15% 14 DEC 2025-25
Date of First Offering:
12/09/2015
Dollar Amount Purchased:
373,628
Number of Shares or Par Value of Bonds Purchased:
375,000
Price Per Unit:
99.63
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BMO Capital Markets Corp.; CIBC World Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
DEVON ENERGY CORPORATION
Title of Security:
DEVON ENERGY CORPORATION 5.85% 15 DEC 2025-25
Date of First Offering:
12/10/2015
Dollar Amount Purchased:
99,955
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.96
Resolution Approved:
Approved at the February 11, 2016 Board Meeting.**

* Resolution adopted at the Meeting of the Board of Trustees on December 17, 2015:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended September 30, 2015 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**  Resolution adopted at the Meeting of the Board of Trustees on February 11, 2016:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended December 31, 2015 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.